[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 2001

[graphic omitted]

                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GLOBAL EQUITY
                         SERIES

MFS(R) GLOBAL EQUITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and       Massachusetts Financial Services Company
Chief Executive Officer,                500 Boylston Street
MFS Investment Management(R)            Boston, MA 02116-3741

Nelson J. Darling, Jr.+ - Private       DISTRIBUTOR
investor and trustee                    MFS Fund Distributors, Inc.
                                        500 Boylston Street
William R. Gutow+ - Private investor    Boston, MA 02116-3741
and real estate consultant; Vice
Chairman, Capitol Entertainment         INVESTOR SERVICE Management
Company (video franchise)               MFS Service Center, Inc.
                                        P.O. Box 2281
CHAIRMAN AND PRESIDENT                  Boston, MA 02107-9906
Jeffrey L. Shames*
                                        For additional information,
PORTFOLIO MANAGER                       contact your investment professional.
David R. Mannheim*
                                        CUSTODIAN
TREASURER                               State Street Bank and Trust Company
James O. Yost*
                                        WORLD WIDE WEB
ASSISTANT TREASURERS                    www.mfs.com
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1)Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2)Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association
   (FNMA).

(3)Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4)Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and
   25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2001, Initial Class shares of the series provided a total return of -7.40% and Service Class shares -7.41%. These returns, which include the reinvestment of any distributions, compare to a return over the same period of -10.50% for the series' benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is an unmanaged market-capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East.

Portfolio returns were negative because of the global market downturn that began in March of 2000. Almost every major index around the globe showed negative returns over the past six- and 12-month periods, and many were in bear market territory. In our view, we witnessed an unwinding of unrealistically high expectations for corporate spending and earnings growth. This was particularly evident in the technology and telecommunications sectors, where there had been a rush to participate in what investors often viewed as a new Internet economy.

Although we had avoided companies whose valuations (stock prices in relation to earnings) we felt were excessive, our investments were also affected as the market retreated. We believe that the market in many cases failed to distinguish good companies from bad and companies with strong long-term businesses from those that were poorly conceived. The good news is that, in our opinion, this downturn represented a return to more normal expectations for corporate earnings growth; we believe that is healthy for the market over the long term. We also believe that if the market recovers, investors may favor many of the high-quality companies that we currently hold in the portfolio.

We think our outperformance in relation to our benchmark, the MSCI World Index, was a result of our basic strategy: individual stockpicking based on bottom-up MFS Original Research(R), combined with diversification among sectors. Simply put, we picked some stocks that did better than the overall market, and we avoided being too concentrated in poor-performing sectors.

We believe in having a diversified portfolio, so we have tended not to have large concentrations in any one area of the market. If one sector performs well, as technology did in 1998 and 1999, we may not perform as strongly as some other global portfolios that may have large concentrations in one sector -- but we feel our approach also helps to protect us somewhat if a sector sinks dramatically, as technology did more recently. Over the long term, we believe our strategy may allow us to outperform, on a risk-adjusted basis, in both up and down markets.

We think one of the strengths of MFS(R) is that our worldwide team of analysts may often be able to uncover opportunities in a global downturn. Our holdings in the industrial gas industry, largely added in late 2000 and early 2001, offer an example. The portfolio has positions in what our research indicates are the global leaders in the business: BOC Group in the United Kingdom, L'Air Liquide in France, and Praxair as well as Air Products and Chemicals in the United States. These firms service the health care field as well as most types of manufacturing, from autos to semiconductors, so they tend to have a wide and varied customer base. Historically, that variety of customers has tended to make the industrial gas business somewhat more stable during swings in the economy such as we have been experiencing.

Last year, however, these firms were out of favor with the market and were selling at what we felt were relatively low valuations -- not because of problems with company fundamentals but because their rather steady earnings growth rates in the low teens seemed less attractive than the dazzling growth of technology companies. In fact, we think the fundamentals of most of the industrial gas companies have recently improved because the firms have been completing a period of capital investment that has made their businesses stronger. And, in the wake of the global meltdown in high-growth technology stocks, the market appears to be recognizing the value of more moderate but perhaps more dependable earnings growth. Most of our industrial gas positions appreciated over the period, and we believe they have strong long-term potential.

Syngenta, one of the portfolio's largest holdings, is another example of an opportunity that we feel was initially unappreciated by the market. Syngenta is a Swiss company formed in November of 2000 by the spinoff of the agricultural chemical divisions of two European pharmaceutical giants, Novartis and AstraZeneca. Both firms had strong ag-chemical divisions but felt they wanted to concentrate on their core health care businesses. Most of Syngenta's initial shares were spun off to existing Novartis and AstraZeneca shareholders, including our portfolio.

But what happened, in our view, was that most of those shareholders wanted to own a pharmaceutical stock and had little interest in, or knowledge of, the agricultural chemical business. In addition, the ag-chemical business cycle had been depressed for two to three years. The result was that many initial recipients sold off their shares, and Syngenta's stock price dropped after the spinoff.

Having researched the firm and the industry, we saw that as a buying opportunity. We believe the combination of the former Novartis and AstraZeneca divisions has great potential from internal cost-cutting alone, which we think may generate growth in earnings and cash flow over the next couple of years. And we think that at some point the agricultural economic cycle will also turn favorable, giving the stock additional upside potential.

Looking at the market as a whole, we feel we're a lot closer to a "normal" market than we were six or 12 months ago. A lot of the excessively high stock valuations appear to have been wrung out of the market, and we think the worst of the pain may be over. But we think it's important for investors to understand that normal returns, by historical standards, are not what we became used to in the late 1990s. Looking at the long term, normal corporate earnings growth and normal stock market returns have averaged out to high single digits or low double digits, and investors may need to get used to that again.

That said, we believe the portfolio may be positioned to deliver competitive returns going forward. We believe we've paid below-average prices for what we think may be above-average earnings growth potential, and we think that positions us well for the future.

     Respectfully,

 /s/ David R. Mannheim

     David R. Mannheim
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is Senior Vice President of MFS Investment Management(R) (MFS(R)) and Director of International Equity Portfolio Management. He is portfolio manager of the global equity and international equity portfolios of our mutual funds, variable annuities, institutional accounts, and offshore funds.

David joined MFS in 1988 and was named Vice President and portfolio manager in 1992, Senior Vice President in 1997, and Director of International Equity Portfolio Management in 1999.

He is a graduate of Amherst College and the MIT's Sloan School of Management.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 3, 1999

Class inception: Initial Class  May 3, 1999
                 Service Class  May 1, 2000

Size: $5.4 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

INITIAL CLASS

                               6 Months           1 Year             Life*
--------------------------------------------------------------------------
Cumulative Total Return          -7.40%          -15.18%            +6.53%
--------------------------------------------------------------------------
Average Annual Total Return        --            -15.18%            +2.97%
--------------------------------------------------------------------------

SERVICE CLASS
                               6 Months           1 Year             Life*
--------------------------------------------------------------------------
Cumulative Total Return          -7.41%          -15.31%            +6.37%
--------------------------------------------------------------------------
Average Annual Total Return        --            -15.31%            +2.90%
--------------------------------------------------------------------------
*For the period from the commencement of the series' investment operations, May 3, 1999, through June 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus for details. Periods less than one year are actual not annualized.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RESULTS ARE HISTORICAL AND, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2001

Stocks - 95.4%
--------------------------------------------------------------------------------
ISSUER                                                       SHARES        VALUE
--------------------------------------------------------------------------------
Foreign Stocks - 59.4%
  Australia - 1.5%
    QBE Insurance Group Ltd. (Insurance)*                    13,040   $   78,510
--------------------------------------------------------------------------------
  Brazil - 0.7%
    Embraer Aircraft Corp., ADR (Aerospace & Defense)         1,040   $   40,612
--------------------------------------------------------------------------------
  Canada - 4.0%
    Anderson Exploration Ltd. (Oil Services)*                 2,500   $   76,625
    AT&T Canada, Inc. (Telecommunications)*                     550       16,571
    BCE, Inc. (Telecommunications)                            2,389       64,091
    Canadian National Railway Co. (Railroad)                  1,358       54,999
                                                                      ----------
                                                                      $  212,286
--------------------------------------------------------------------------------
  Denmark - 1.0%
    Danske Bank (Banks & Credit Cos.)                         2,980   $   53,602
--------------------------------------------------------------------------------
  France - 9.3%
    ALSTOM (Transportation)                                   1,180   $   32,850
    Aventis S.A. (Pharmaceuticals)                              490       39,146
    Bouygues S.A. (Construction)                              1,220       41,261
    Carrefour S.A. (Supermarket)*                               500       26,475
    Coflexip S.A. (Oil Services)*                               185       26,801
    Generale de Sante (Healthcare)*                             400        6,523
    Groupe Danone (Food & Beverage Products)                    370       50,812
    L'Air Liquide S.A. (Gas)                                    510       73,323
    Sanofi-Synthelabo S.A. (Medical & Health Products)        1,390       91,265
    Technip S.A. (Construction)                                 372       47,274
    Total Fina Elf S.A., "B" (Oils)                             470       65,860
                                                                      ----------
                                                                      $  501,590
--------------------------------------------------------------------------------
  Germany - 0.8%
    Linde AG (Engineering)                                    1,000   $   42,504
--------------------------------------------------------------------------------
    Israel - 0.4%
      Check Point Software Technologies Ltd. (Computer
        Software - Services)*                                   320   $   16,320
      Partner Communications Co. Ltd., ADR (Cellular
        Phones)*                                                640        3,072
                                                                      ----------
                                                                      $   19,392
--------------------------------------------------------------------------------
    Japan - 12.0%
      Asahi Breweries, Ltd. (Beverage Products)               1,000   $   11,221
      Canon, Inc. (Special Products & Services)               3,000      121,270
      Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)        5,100       77,596
      Fast Retailing Co. (Retail)                               400       69,618
      Hitachi Ltd. (Electronics)                              4,000       39,301
      Honda Motor Co., Ltd. (Automotive)                      1,000       43,953
      Nikko Securities Co., Ltd. (Finance)                    2,000       16,025
      NTT DoCoMo, Inc. (Telecommunications)                       4       69,618
      Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)          1,000       31,761
      Shionogi & Co., Ltd. (Pharmaceuticals)                  2,000       41,707
      Sony Corp. (Electronics)                                  600       39,461
      Sumitomo Electric Industries, Ltd. (Electronics)        2,000       22,682
      Tokyo Broadcasting System, Inc. (Entertainment)         3,000       57,748
                                                                      ----------
                                                                      $  641,961
--------------------------------------------------------------------------------
  Netherlands - 6.5%
    Akzo Nobel N.V. (Chemicals)                               2,970   $  125,809
    Elsevier N.V. (Publishing)                                5,660       70,489
    ING Groep N.V. (Financial Services)                         385       25,181
    Koninklijke Philips Electronics N.V. (Electronics)        1,275       33,820
    Libertel N.V. (Cellular Phones)*                          3,720       32,934
    Royal Dutch Petroleum Co. (Oils)                          1,090       62,776
                                                                      ----------
                                                                      $  351,009
--------------------------------------------------------------------------------
  Portugal - 0.4%
    Telecel Comunicacoes Pessoais, S.A. (Cellular
      Telecommunications)                                     2,650   $   21,665
--------------------------------------------------------------------------------
  Singapore - 1.8%
    DBS Group Holdings Ltd. (Financial Services)              6,000   $   44,140
    Overseas Union Bank Ltd. (Banks & Credit Cos.)           10,142       52,617
                                                                      ----------
                                                                      $   96,757
--------------------------------------------------------------------------------
  South Korea - 0.4%
    Korea Telecom Corp. (Telecommunications)*                 1,050   $   23,079
--------------------------------------------------------------------------------
  Spain - 1.5%
    Centros Comerciales Carrefour S.A. (Retail)               2,540   $   34,000
    Iberdrola S.A. (Utilities - Electric)                     3,760       48,260
                                                                      ----------
                                                                      $   82,260
--------------------------------------------------------------------------------
  Sweden - 1.3%
    Saab AB, "B" (Aerospace)                                  7,450   $   69,908
--------------------------------------------------------------------------------
  Switzerland - 6.3%
    Nestle S.A. (Food & Beverage Products)                      130   $   27,647
    Novartis AG (Medical & Health Products)                   3,480      126,030
    Syngenta AG (Chemicals)*                                  2,820      148,363
    Synthes-Stratec, Inc. (Medical & Health Products)*##         55       33,605
                                                                      ----------
                                                                      $  335,645
--------------------------------------------------------------------------------
  Thailand - 0.4%
    Advanced Info Service Public Co. Ltd. (Cellular
      Phones)                                                 2,000   $   21,313
--------------------------------------------------------------------------------
  United Kingdom - 11.1%
    Bank of Scotland (Banks & Credit Cos.)*                   4,460   $   50,429
    BOC Group PLC (Chemicals)                                 2,730       39,979
    Capital Radio PLC (Broadcasting)                          1,120       10,527
    CGNU PLC (Insurance)*                                     2,770       38,341
    Diageo PLC (Food & Beverage Products)*                   13,256      145,593
    NDS Group PLC, ADR (Internet)*                               20          678
    NEXT PLC (Retail)                                         5,000       65,477
    Reckitt Benckiser PLC (Consumer Goods & Services)         5,320       76,784
    Royal Bank of Scotland PLC (Banks & Credit Cos.)*         1,210       26,699
    Standard Chartered PLC (Banks & Credit Cos.)              4,120       52,850
    Vodafone Group PLC (Telecommunications)*                 40,260       89,287
                                                                      ----------
                                                                      $  596,644
--------------------------------------------------------------------------------
Total Foreign Stocks                                                  $3,188,737
--------------------------------------------------------------------------------
U.S. Stocks - 36.0%
  Aerospace - 0.9%
    Boeing Co.                                                  850   $   47,260
--------------------------------------------------------------------------------
  Business Machines - 2.0%
    Hewlett-Packard Co.                                         940   $   26,884
    International Business Machines Corp.                       730       82,490
                                                                      ----------
                                                                      $  109,374
--------------------------------------------------------------------------------
  Business Services - 0.3%
    Computer Sciences Corp.*                                    500   $   17,300
--------------------------------------------------------------------------------
  Cellular Phones - 2.2%
    Sprint Corp. (PCS Group)*                                 3,570   $   86,215
    Western Wireless Corp.*                                     730       30,697
                                                                      ----------
                                                                      $  116,912
--------------------------------------------------------------------------------
  Chemicals - 2.0%
    Praxair, Inc.                                             1,740   $   81,780
    Rohm & Haas Co.                                             770       25,333
                                                                      ----------
                                                                      $  107,113
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.0%
    Compaq Computer Corp.                                     3,410   $   52,821
--------------------------------------------------------------------------------
  Computer Software - Systems - 1.3%
    BMC Software, Inc.*                                       2,440   $   54,998
    Computer Associates International, Inc.                     430       15,480
                                                                      ----------
                                                                      $   70,478
--------------------------------------------------------------------------------
  Entertainment - 2.3%
    Fox Entertainment Group, Inc.*                            1,170   $   32,643
    Viacom, Inc., "B"*                                        1,750       90,562
                                                                      ----------
                                                                      $  123,205
--------------------------------------------------------------------------------
  Financial Services - 0.5%
    John Hancock Financial Services, Inc.                       700   $   28,182
--------------------------------------------------------------------------------
  Food & Beverage Products - 0.6%
    Quaker Oats Co.                                             330   $   30,113
--------------------------------------------------------------------------------
  Gas - 1.5%
    Air Products & Chemicals, Inc.                            1,810   $   82,808
--------------------------------------------------------------------------------
  Insurance - 6.9%
    CIGNA Corp.                                                 930   $   89,112
    Hartford Financial Services Group, Inc.                     620       42,408
    Marsh & McLennan Cos., Inc.                                 220       22,220
    MetLife, Inc.                                             1,760       54,525
    St. Paul Cos., Inc.                                       2,420      122,670
    UnumProvident Corp.                                       1,140       36,617
                                                                      ----------
                                                                      $  367,552
--------------------------------------------------------------------------------
  Machinery - 0.6%
    Deere & Co., Inc.                                           920   $   34,822
--------------------------------------------------------------------------------
  Medical & Health Products - 2.9%
    American Home Products Corp.                              1,340   $   78,310
    Eli Lilly & Co.                                           1,050       77,700
                                                                      ----------
                                                                      $  156,010
--------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.3%
    IMS Health, Inc.                                          2,510   $   71,535
--------------------------------------------------------------------------------
  Oil Services - 2.0%
    Santa Fe International Corp.                              1,300   $   37,700
    Schlumberger Ltd.                                         1,290       67,918
                                                                      ----------
                                                                      $  105,618
--------------------------------------------------------------------------------
  Oils - 1.9%
    Conoco, Inc., "A"                                         2,600   $   73,320
    EOG Resources, Inc.                                         810       28,795
                                                                      ----------
                                                                      $  102,115
--------------------------------------------------------------------------------
  Retail - 1.1%
    BJ's Wholesale Club, Inc.*                                  490   $   26,097
    CVS Corp.                                                   790       30,494
                                                                      ----------
                                                                      $   56,591
--------------------------------------------------------------------------------
  Supermarket - 1.8%
    Safeway, Inc.*                                            2,040   $   97,920
--------------------------------------------------------------------------------
  Telecommunications - 1.9%
    BroadWing, Inc.*                                            720   $   17,604
    Charter Communications, Inc.*                             1,100       25,652
    NTL, Inc.*                                                  872       10,508
    Verizon Communications                                      879       47,026
                                                                      ----------
                                                                      $  100,790
--------------------------------------------------------------------------------
  Transportation - 1.0%
    Fedex Corp.*                                              1,060   $   42,612
    United Parcel Service, Inc.                                 140        8,092
                                                                      ----------
                                                                      $   50,704
--------------------------------------------------------------------------------
Total U.S. Stocks                                                     $1,929,223
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $5,343,067)                            $5,117,960
--------------------------------------------------------------------------------
Short-Term Obligation - 2.8%
--------------------------------------------------------------------------------
                                                   PRINCIPAL AMOUNT
                                                      (000 OMITTED)
--------------------------------------------------------------------------------
  UBS Finance, Inc., due 7/02/01, at Amortized Cost      $      149   $  148,983
--------------------------------------------------------------------------------
Repurchase Agreement - 1.5%
--------------------------------------------------------------------------------
  Merrill Lynch, dated 6/29/01, due 7/02/01,
    total to be received $81,028 (secured by
    various U.S. Treasury and Federal Agency
    obligations in a jointly traded account),
    at Cost                                              $       81   $   81,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,573,050)                       $5,347,943
Other Assets, Less Liabilities - 0.3%                                     15,480
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $5,363,423
--------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
JUNE 30, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $5,573,050)            $5,347,943
  Investment of cash collateral for securities loaned,
    at identified cost and value                                    495,924
  Cash                                                                  737
  Foreign currency, at value (identified cost, $4,947)                4,658
  Receivable for investments sold                                    30,442
  Receivable for series shares sold                                   6,003
  Interest and dividends receivable                                   6,609
                                                                 ----------
      Total assets                                               $5,892,316
                                                                 ----------
Liabilities:
  Payable for investments purchased                               $  32,382
  Payable for series shares reacquired                                  253
  Collateral for securities loaned, at value                        495,924
  Payable to affiliates -
    Management fee                                                      290
    Reimbursement fee                                                    44
                                                                 ----------
      Total liabilities                                          $  528,893
                                                                 ----------
Net assets                                                       $5,363,423
                                                                 ==========
Net assets consist of:
  Paid-in capital                                                $5,824,950
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                             (225,439)
  Accumulated distributions in excess of net
    realized gain on investments and foreign
    currency transactions                                          (255,801)
  Accumulated undistributed net investment income                    19,713
                                                                 ----------
      Total                                                      $5,363,423
                                                                 ==========
Shares of beneficial interest outstanding                         534,162
                                                                  =======
Initial Class shares:
  Net asset value per share
    (net assets of $5,363,249 / 534,145 shares
    of beneficial interest outstanding)                           $10.04
                                                                  ======
Service Class shares:
  Net asset value per share
    (net assets of $173.64 / 17.316 shares
    of beneficial interest outstanding)                           $10.03
                                                                  ======

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $  45,615
    Interest                                                            8,481
    Foreign taxes withheld                                             (4,799)
                                                                    ---------
      Total investment income                                       $  49,297
                                                                    ---------

  Expenses -
    Management fee                                                  $  25,550
    Trustees' compensation                                              1,230
    Shareholder servicing agent fee                                       894
    Distribution and service fee (Service Class)                            0*
    Administrative fee                                                    447
    Custodian fee                                                       6,799
    Printing                                                            4,714
    Auditing fees                                                      11,022
    Legal fees                                                          2,253
    Miscellaneous                                                         100
                                                                    ---------
      Total expenses                                                $  53,009
    Fees paid indirectly                                                 (691)
    Reduction of expenses by investment adviser                       (22,936)
                                                                    ---------
      Net expenses                                                  $  29,382
                                                                    ---------
        Net investment income                                       $  19,915
                                                                    ---------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(210,154)
    Foreign currency transactions                                      (1,532)
                                                                    ---------
      Net realized loss on investments and foreign
         currency transactions                                      $(211,686)
                                                                    ---------

  Change in unrealized depreciation -
    Investments                                                     $(156,657)
    Translation of assets and liabilities in foreign currencies          (214)
                                                                    ---------
      Net unrealized loss on investments and foreign currency
        translation                                                 $(156,871)
                                                                    ---------
        Net realized and unrealized loss on investments and
          foreign currency                                          $(368,557)
                                                                    ---------
          Decrease in net assets from operations                    $(348,642)
                                                                    =========

*Amount was less than $1.

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                                JUNE 30, 2001           DECEMBER 31, 2000
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $    19,915                 $    24,376
  Net realized gain (loss) on investments and foreign
    currency  transactions                                           (211,686)                     30,904
  Net unrealized loss on investments and foreign
    currency translation                                             (156,871)                   (264,695)
                                                                  -----------                 -----------
    Decrease in net assets from operations                        $  (348,642)                $  (209,415)
                                                                  -----------                 -----------

Distributions declared to shareholders -
  From net investment income (Initial Class)                      $      --                   $   (23,386)
  From net investment income (Service Class)                             --                            (1)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                       (5,592)                    (67,855)
  From net realized gain on investments and foreign currency
    transactions (Service Class)                                           (0)*                        (2)
  In excess of net realized gain on investments and foreign
    currency transactions (Initial Class)                                --                       (39,645)
  In excess of net realized gain on investments and foreign
    currency transactions (Service Class)                                --                            (1)
                                                                  -----------                 -----------
      Total distributions declared to shareholders                $    (5,592)                $  (130,890)
                                                                  -----------                 -----------
Net increase in net assets from series share transactions         $ 1,047,974                 $ 3,359,186
                                                                  -----------                 -----------
      Total increase in net assets                                $   693,740                 $ 3,018,881
Net assets:
  At beginning of period                                            4,669,683                   1,650,802
                                                                  -----------                 -----------

  At end of period (including accumulated undistributed net
    investment income of $19,713 and accumulated
    distributions in excess of net investment income
    of $202, respectively)                                        $ 5,363,423                 $ 4,669,683
                                                                  ===========                 ===========
*Amount was less than $1.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED                    YEAR ENDED                  PERIOD ENDED
                                            JUNE 30, 2001             DECEMBER 31, 2000            DECEMBER 31, 1999*
                                              (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $10.80                       $12.04                       $10.00
                                                   ------                       ------                       ------

Income from investment operations# -

  Net investment income(S)                         $ 0.04                       $ 0.09                       $ 0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                (0.79)                       (0.93)                        2.34
                                                   ------                       ------                       ------
  Total from investment operations                 $(0.75)                      $(0.84)                      $ 2.37
                                                   ------                       ------                       ------

Less distributions declared to shareholders -
  From net investment income                       $ --                         $(0.05)                      $(0.02)
  From net realized gain on investments
    and foreign currency transactions               (0.01)                       (0.22)                       (0.31)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     --                          (0.13)                        --
                                                   ------                       ------                       ------

  Total distributions declared to
    shareholders                                   $(0.01)                      $(0.40)                      $(0.33)
                                                   ------                       ------                       ------
Net asset value - end of period                    $10.04                       $10.80                       $12.04
                                                   ======                       ======                       ======

Total return                                        (7.40)%++                    (7.09)%                      23.83%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         1.18%+                       1.19%                        1.31%+
  Net investment income                              0.78%+                       0.78%                        0.37%+
Portfolio turnover                                     33%                         101%                          68%
Net assets at end of period (000 Omitted)          $5,363                       $4,669                       $1,651

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series pays the investment adviser a fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

          Net investment loss                      $(0.01)                      $(0.09)                      $(0.18)
          Ratios (to average net assets):
            Expenses##                               2.06%+                       2.78%                        4.39%+
            Net investment loss                     (0.10)%+                     (0.81)%                      (2.71)%+

 * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED                  PERIOD ENDED
                                                           JUNE 30, 2001           DECEMBER 31, 2000**
                                                             (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $10.79                       $11.69
                                                                  ------                       ------

Income from investment operations# -

  Net investment income(S)                                        $ 0.04                       $ 0.05
  Net realized and unrealized loss on investments and
    foreign currency                                               (0.79)                       (0.75)
                                                                  ------                       ------

  Total from investment operations                                $(0.75)                      $(0.70)
                                                                  ------                       ------

Less distributions declared to shareholders -
  From net investment income                                      $ --                         $(0.04)
  From net realized gain on investments
    and foreign currency transactions                              (0.01)                       (0.10)
  In excess of net realized gain on investments and
    foreign currency transactions                                   --                          (0.06)
                                                                  ------                       ------
  Total distributions declared to shareholders                    $(0.01)                      $(0.20)
                                                                  ------                       ------
Net asset value - end of period                                   $10.03                       $10.79
                                                                  ======                       ======
Total return                                                       (7.41)%++                    (7.23)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        1.38%+                       1.37%+
  Net investment income                                             0.78%+                       0.75%+
Portfolio turnover                                                    33%                         101%
Net assets at end of period                                         $174                         $187

  (S) Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

          Net investment loss                                     $(0.01)                      $(0.07)
          Ratios (to average net assets):
               Expenses##                                           2.26%+                       2.96%+
               Net investment loss                                 (0.10)%+                     (0.84)%+

** For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Equity Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2001, there were 8 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. Equity securities reported through the NASDAQ system are reported at fair value as of 4:00 p.m. on June 30, 2001, due to NASDAQ system issues which prompted extended trading hours. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned was $476,204. These loans were collateralized by cash of $495,924 which was invested in the following short-term obligation:

                                                                IDENTIFIED COST
                                                    SHARES            AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       495,924             $495,924
                                                                       --------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the series' average daily net assets.

The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2001, aggregate unreimbursed expenses amounted to $95,844.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,657,083 and $1,604,234, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $5,604,058
                                                                 ----------
Gross unrealized depreciation                                    $ (539,768)
Gross unrealized appreciation                                       283,653
                                                                 ----------
    Net unrealized depreciation                                  $ (256,115)
                                                                 ==========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                    SIX MONTHS ENDED JUNE 30, 2001    YEAR ENDED DECEMBER 31, 2000
                                    ------------------------------    ----------------------------
                                            SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------
Shares sold                                293,065    $  3,069,854       1,494,576    $ 17,209,982
Shares issued to shareholders in
  reinvestment of distributions                542           5,592          11,939         130,878
Shares reacquired                         (191,757)     (2,027,472)     (1,211,276)    (13,981,874)
                                      ------------    ------------    ------------    ------------
    Net increase                           101,850    $  1,047,974         295,239    $  3,358,986
                                      ============    ============    ============    ============

Service Class shares
                                    SIX MONTHS ENDED JUNE 30, 2001  PERIOD ENDED DECEMBER 31, 2000*
                                    ------------------------------  ------------------------------
                                            SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------
Shares sold                                   --      $       --                17    $        200
                                      ------------    ------------    ------------    ------------
    Net increase                              --      $       --                17    $        200
                                      ============    ============    ============    ============
*For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.


(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2001, was $38. The series had no borrowings during the period.

(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                          VGE-3 8/01 230